Lord Abbett Short Duration Income Fund

Supplement dated December 8, 2010 to the

Summary Prospectus dated April 1, 2010

The following replaces the corresponding subsection titled “Investment Adviser – Portfolio Managers” on page 7 of the summary prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Director	1998
Andrew H. O’Brien, Partner and Portfolio Manager	1998

Please retain this document for your future reference.